UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2025

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AL	New York Stock Exchange
3.700% Medium-Term Notes, Series A, due April 15, 2030	AL30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, on September 1, 2025, Air Lease Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Sumisho Air Lease Corporation Designated Activity Company (formerly known as Gladiatora Designated Activity Company), an Irish private limited company (“Parent”), and Takeoff Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things and subject to the conditions contained in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as an indirect wholly owned subsidiary of Parent (the “Merger”).

The completion of the Merger is conditioned upon, among other things, the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Waiting Period”). The HSR Waiting Period expired at 11:59 p.m. Eastern Time on November 7, 2025.

The closing of the Merger remains subject to the adoption of the Merger Agreement by the holders of a majority of the Company’s outstanding Class A common stock entitled to vote thereon, as well as other customary closing conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements.

All statements, other than historical facts, including statements regarding the ability of the parties to complete the Merger considering the various closing conditions and any assumptions underlying the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (i) one or more closing conditions to the Merger, including other regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger, or that the required approval of the Merger Agreement by the holders of the Company’s Class A common stock may not be obtained; (ii) the Company’s business may suffer as a result of uncertainty surrounding the Merger and there may be challenges with employee retention as a result of the pending Merger; (iii) the Merger Agreement contains restrictions on the Company’s ability to incur additional debt, which may negatively impact its liquidity and ability to maintain its investment grade ratings; (iv) the Merger may involve unexpected costs, liabilities or delays; (v) legal proceedings have and may continue to be initiated related to the Merger; (vi) changes in economic conditions, political conditions and changes in laws or regulations may occur; (vii) an event, change or other circumstance may occur that could give rise to the termination of the Merger Agreement (including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement); and (viii) other risk factors as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, which are available on the SEC’s website (www.sec.gov). There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the Merger will be realized.

In addition, new risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect actual results or events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company filed with the SEC a definitive proxy statement on Schedule 14A on November 4, 2025 relating to a special meeting of the Company’s Class A common stockholders (the “Proxy Statement”) and the Company may file other relevant materials with the SEC in connection with the proposed Merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain the Proxy Statement, as well as other filings containing information about the Company, free of charge, from the SEC’s website (www.sec.gov). Investors may also obtain the Company’s SEC filings in connection with the Merger, free of charge, by directing a request to the Company’s Attention: Investor Relations, 2000 Avenue of the Stars, Suite 1000N, Los Angeles, CA 90067.

Participants in the Merger Solicitation

The Company and its directors, executive officers and employees and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on March 18, 2025. Additional information regarding the interests of the participants in the proxy solicitation were included in the Proxy Statement. These documents can be obtained free of charge from the sources indicated above. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: November 10, 2025	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

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